UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2004

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement to be entered into relating to the MASTR Adjustable Rate
   Mortgages Trust 2004-11 Mortgage Pass-Through Certificates, Series 2004-11)
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             (Exact name of registrant as specified in its charter)

           Delaware                      333-106982              06-1204982
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(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)

1285 Avenue of the Americas, New York, New York                         10019
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   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code (212) 713-2000


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Adjustable Rate Mortgages Trust 2004-11, Mortgage Pass-Through Certificates, Series 2004-11 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------------                       -----------

      99.1 Computational Materials and Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2004-11 Mortgage Pass-Through Certificates, Series 2004-11

     99.2 Collateral Term Sheets prepared by UBS Securities LLC in connection with certain classes of the MASTR Adjustable Rate Mortgages Trust 2004-11 Mortgage Pass-Through Certificates, Series
                                        2004-11

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MORTGAGE ASSET SECURITIZATION
                                        TRANSACTIONS, INC.

October 26, 2004

                                        By:    /s/ Glenn McIntyre
                                            ------------------------------------
                                            Name:  Glenn McIntyre
                                            Title: Associate Director


                                        By:    /s/ Steve Warjanka
                                            ------------------------------------
                                            Name:  Steve Warjanka
                                            Title: Director

                                INDEX TO EXHIBITS

                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

99.1                    Computational Materials and Collateral           E
                        Term Sheets prepared by UBS
                        Securities LLC in connection with
                        certain classes of the MASTR
                        Adjustable Rate Mortgages Trust
                        2004-11 Mortgage Pass-Through
                        Certificates, Series 2004-11

99.2                    Collateral Term Sheets prepared by               E
                        UBS Securities LLC in connection
                        with certain classes of the MASTR
                        Adjustable Rate Mortgages Trust
                        2004-11 Mortgage Pass-Through
                        Certificates, Series 2004-11